Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to "240.14a-12

                         Juniata Valley Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)      Title of each class of securities to which transaction applies:
                .......................................................
        2)      Aggregate number of securities to which transaction applies:
                  .......................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                .......................................................
        4)      Proposed maximum aggregate value of transaction:
                .......................................................
        5)      Total fee paid:
                 .......................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
                 .......................................................
        2)       Form, Schedule or Registration Statement No.:
                 .......................................................
        3)       Filing Party:
                 .......................................................
        4)       Date Filed:
                 .......................................................

                         JUNIATA VALLEY FINANCIAL CORP.
                             Bridge and Main Streets
                               Post Office Box 66
                              Mifflintown, PA 17059
                            Telephone (717) 436-8211

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              DATE:  April 15, 2003
                              TIME:  10:30 a.m.
                              PLACE: Clarion Inn, Burnham, Pennsylvania

MATTERS TO BE VOTED ON:

     1. Election of Directors. Election of five Class A Directors to serve until
        ---------------------
the 2006 annual meeting.

     2. Other Business. Any other business properly brought before the
        --------------
shareholders at the meeting.

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 10, 2003 (the "Record Date"). Your vote at the annual meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy and returning it to us in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.

                                             BY ORDER OF THE BOARD OF
                                             DIRECTORS,



                                             RONALD H. WITHERITE
                                             Secretary

Mifflintown, Pennsylvania
March 11, 2003

                         JUNIATA VALLEY FINANCIAL CORP.

                                 PROXY STATEMENT
                                 MARCH 11, 2003

                               GENERAL INFORMATION

     This proxy statement has information about the annual meeting of shareholders of Juniata Valley Financial Corp. ("JVF"). The enclosed proxy is being solicited by the Board of Directors of JVF for use at the annual meeting. We first mailed this proxy statement and the enclosed proxy card to shareholders on March 11, 2003.

     We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

     Our executive offices are located at Bridge and Main Streets, Mifflintown, Pennsylvania 17059, and our telephone number is (717) 436-8211. Our mailing address is P. O. Box 66, Mifflintown, Pennsylvania 17059.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

     Under JVF's Bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to JVF (containing information specified in the Bylaws) not less than 120 days prior to the anniversary of the mailing of the previous year's proxy statement. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in JVF's proxy statement. A shareholder wishing to submit a proposal for consideration at the 2004 Annual Meeting of Shareholders, either under SEC Rule 14a-8, or otherwise, should do so no later than November 12, 2003.

     If the corporate secretary of JVF receives notice of a shareholder proposal that complies with the governing Bylaw provision on or prior to the required date and if such proposal is properly presented at the 2004 annual meeting of shareholders, the proxies appointed by JVF may exercise discretionary authority in voting on such proposal if, in JVF's proxy statement for such meeting, JVF advises shareholders of the nature of such proposal and how the proxies appointed by JVF intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate proxy statement to JVF's shareholders.

     The presiding officer of the meeting may refuse to permit any proposal to be made at an annual meeting by a shareholder who has not complied with all of the governing Bylaw procedures, including receipt of the required notice by the corporate secretary for JVF by the date specified. If a shareholder proposal is received by JVF after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2004 annual meeting of shareholders, the proxies appointed by JVF may exercise discretionary authority when voting on such proposal.

     If the date of our next annual meeting is advanced or delayed by more than 30 days from April 20, 2004, we will promptly inform you of the change of the annual meeting and the date by which shareholder proposals must be received.

                                     VOTING

WHO CAN VOTE?

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 10, 2003 (the "Record Date"). A total of 2,311,485 shares of common stock were outstanding on the Record Date and can vote at the annual meeting. You get one vote for each share of common stock that you own. The enclosed proxy card shows the number of shares you can vote. We will hold the annual meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

     The Trust Department of our subsidiary bank, The Juniata Valley Bank (the "Bank"), as sole trustee, holds 153,470 shares of common stock. Pursuant to the Bank's policy, the Trust Department will vote these shares at the annual meeting in favor of the election of the nominated directors and, as to other matters, in the manner consistent with management's recommendations, as long as voting authority is conferred on the Trust Department in the trust or account instrument.

     As of the Record Date:

     o Directors and executive officers of JVF, as a group, beneficially owned a total of 5.74% of our common stock;

     o The Bank's Trust Department, as corporate fiduciary, owned 6.64% of our common stock; and

     o To our knowledge, no shareholder, other than the Bank's Trust Department, beneficially owned 5% or more of our common stock.

WHAT VOTE IS REQUIRED?

     All matters to be voted on at the annual meeting, including election of directors, must be approved by the holders of a majority of the shares of common stock present at the annual meeting in person or by proxy.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the annual meeting, the proxy holders named in the enclosed proxy card will vote your shares in accordance with their best judgment.

HOW ARE VOTES COUNTED?

     At the annual meeting, our judges of election will manually count all votes which are cast in person or by proxy.

     Voting is an important right of shareholders. If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted. A broker non-vote will also not be counted.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the vote on a proposal, you can change your vote either by:

     o    giving JVF's secretary a written notice revoking your proxy card; or

     o    signing, dating and returning to us a new proxy card.

     We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING?

      Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.

                     OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To our knowledge, the Trust Department of the Bank is the only person which beneficially owns more than 5% of the outstanding common stock of JVF.

                     Name and Address of  Amount and Nature of
     Title of Class   Beneficial Owner    Beneficial Ownership  Percent of Class
     --------------   ----------------    --------------------  ----------------
      Common Stock   Juniata Valley Bank  The Bank owns 153,470      6.64%
                       Mifflintown, PA      shares as trustee


                          ELECTION OF DIRECTORS OF JVF

     With respect to electing directors, JVF's bylaws provide as follows:

     o the board of directors will consist of not less than five nor more than 25 directors;

     o there will be three classes of directors, as nearly equal in number as possible;

     o    each class will be elected for a term of three years; and

     o each class will be elected in a separate election, so that the term of office of one class of directors will expire in each year.

     At the annual meeting, we will nominate the five persons named in this proxy statement as Class A Directors. Although we don't know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

     Shareholders also can nominate persons to be directors. If you want to nominate someone, you must deliver or mail a notice to the secretary of JVF not less than 45 days prior to the date of the annual meeting. Your notice must state your name and residence address and the number of shares of JVF which you own. Your notice must also contain the following information on each proposed nominee:

     o    the name, address and age of the nominee;

     o    the principal occupation of the nominee;

     o    the number of shares of JVF common stock owned by the nominee; and

     o the total number of shares that, to your knowledge, will be voted for the nominee.

     If you do not follow this procedure, the Chairman of the meeting will disregard your nominations and the judges of election will disregard any votes cast for your nominees.

     The proxy holders named on the proxy card intend to vote for the election of the five persons listed as Class A Directors to serve until the 2006 annual meeting. Unless you indicate otherwise, your proxy will be voted in favor of the election of those nominees. Each nominee for the position of Class A Director is currently a director of JVF and the Bank.

     The following table shows the name and age of each nominee and the current directors in each class. The table also shows the following information on each executive officer, nominee and director:

     o business experience, including principal occupation, for the past five years;

     o the period during which he or she has served as a director of JVF and the Bank; and

     o the number and percentage of outstanding shares of common stock of JVF which he or she beneficially owned as of the Record Date.


                                 BUSINESS EXPERIENCE
                                 INCLUDING PRINCIPAL                          AMOUNT AND           PERCENTAGE
                                     OCCUPATION                               NATURE OF                 OF
                                      FOR THE                  DIRECTOR       BENEFICIAL           OUTSTANDING
NAME AND AGE                     PAST FIVE YEARS (1)           SINCE (2)     OWNERSHIP (3)        STOCK OWNED
------------                     ---------------                -----        -------------        -----------

CLASS A DIRECTORS TO CONTINUE IN OFFICE TO 2006.
A. Jerome Cook                   Retired President of           1976           5,090(4)(5)(7)           *
  Age 62                         The Juniata Valley
                                 Bank and Juniata Valley
                                 Financial Corp.

Martin L. Dreibelbis             Self-employed                  1998           5,208(5)(7)              *
  Age 49                         Petroleum Consultant
                                 Chairman, Board of Directors,
                                 Juniata Valley Bank and Juniata
                                 Valley Financial Corp.,
                                 Mifflintown, PA

Marshall L. Hartman              Owner,                         1998          32,646                  1.41%
  Age 64                         Traditions, Ltd.
                                 Lewistown, PA(9)

Robert K. Metz                   President (retired),           1998          16,413                    *
  Age 61                         Metz Poultry Farms, Inc.
                                 Belleville, PA

Richard M. Scanlon, DMD          Self-employed Dentist          1998           1,960(5)                 *
  Age 54                         Lewistown, PA


CLASS C DIRECTORS TO BE ELECTED FOR A 3-YEAR TERM ENDING IN 2005.

Joe E. Benner                    Owner, Benner                  1996           4,823(4)                 *
  Age 64                         Automotive
                                 Mifflintown, PA

Francis J. Evanitsky             President & CEO                1998           2,910(5)                 *
  Age 60                         The Juniata Valley
                                 Bank and Juniata
                                 Valley Financial Corp.

Philip E. Gingerich, Jr.         President, Central             1998           5,846(5)                 *
   Age 44                        Insurers Group, Inc.
                                 Lewistown, PA

Dale G. Nace                     Owner, Glenn Nace              1992           3,258(5)                 *
  Age 58                         Plumbing & Heating;
                                 GlenDale Storage,
                                 Millerstown, PA

Harold B. Shearer                Self-Employed Farmer           1988           5,368(5)(6)              *
  Age 67                         (Retired)
                                 East Waterford, PA

Jan G. Snedeker                  President, Snedeker            1998           2,285(5)(7)              *
  Age 56                         Oil Co., Inc.
                                 Lewistown, PA

                                      - 5 -



CLASS B DIRECTORS TO CONTINUE IN OFFICE UNTIL 2004.

Don E. Haubert                   President, Haubert             1975           5,474(5)                 *
  Age 63                         Homes, Inc.,
                                 Mifflintown, PA

Timothy I. Havice                Owner, T.I. Havice             1998          17,157(4)(7)              *
  Age 55                         Developer
                                 Lewistown, PA

Charles L.                       President,                     1998           6,359(8)                 *
Hershberger                      Stonewall Equity, Inc.
  Age 57                         Retired President, Hoenstine
                                 Funeral Homes, Inc.;
                                 Lewistown, PA

John A. Renninger                Retired; Former                1979          12,607(4)                 *
  Age 67                         President of A.D.
                                 Renninger Lumber Co.
                                 Richfield, PA

Ronald H. Witherite              President/Owner,               1992           1,648(5)                 *
  Age 65                         Ron's Fruit Market, Inc.
                                 Reedsville, PA

*    Less than one (1%) percent.

(1) None of the companies listed in this column is an affiliate or subsidiary of JVF, with the exception of Juniata Valley Bank.

(2) Includes period prior to the formation of JVF (1983) during which the person served as director of the Bank. With respect to former Lewistown directors, does not include years served as Lewistown directors. Each director of JVF also serves as a director of the Bank.

(3) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for the spouse, minor children and any other relative of the individual who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after March 11, 2003. Beneficial ownership may be disclaimed as to some of the securities. For Mr. Evanitsky, the number of shares listed as beneficially owned includes 810 shares which Mr. Evanitsky currently has the right to acquire ownership pursuant to JVF's Stock Option Plan.

(4) Includes shares held solely by the director's spouse: as to Mr. Benner, 719 shares, as to Mr. Havice, 8,219 shares; as to Mr. Renninger, 2,439 shares; as to Mr. Cook, 338 shares.

(5)  Includes shares held jointly by director and his spouse.

(6)  Includes 132 shares held in a trust.

(7) Includes shares held jointly by director and his children, and as to Mr. Snedeker (87) and Mr. Havice (120) shares held solely by the directors' children.

(8) Includes 6,230 shares held by Stonewall Equity, a limited liability partnership owned by Mr. Hershberger and his spouse.

(9) From 1997 until he retired in January, 1998, Mr. Hartman was the president of Lewistown Trust Company.

     The following table shows all shares beneficially owned by all directors and executive officers as a group:

                                AMOUNT AND NATURE OF
                                BENEFICIAL OWNERSHIP
                                --------------------
        TITLE OF CLASS          DIRECT           INDIRECT           PERCENTAGE
        --------------          ------           --------           ----------

        Common                  120,476           12,301               5.74%


                             STOCK PERFORMANCE GRAPH

     The following graph shows the yearly percentage change in JVF's cumulative total shareholder return on its common stock from December 31, 1998 to December 31, 2002 compared with the S&P Stock Index and a Peer Group Index (the "Peer Group Index"), consisting of eight Pennsylvania bank holding companies. The bank holding companies in the Peer Group Index are ACNB Corporation, Citizens & Northern Corporation, Codorus Valley Bancorp, Inc., Columbia Financial Corp., Community Banks, Inc., Fidelity D & D Bancorp, Inc., PennRock Financial Services Corp., and Union National Financial Corp.

Stock Performance Graph appears here on printed version


=============================================================================================================================
                                                  1997          1998          1999          2000          2001          2002
-----------------------------------------------------------------------------------------------------------------------------
ACNB Corporation                                100.00        106.05         84.83         80.15         94.78        114.68

Citizens & Northern Corporation                 100.00        107.76         85.29         66.65         91.31        114.80

Codorus Valley Bancorp, Inc.                    100.00         87.80         91.85         89.47         83.11        100.89

Columbia Financial Corp.                        100.00        105.07        100.89         70.09         82.58         95.15

Community Banks, Inc.                           100.00         91.99         90.51         87.96        125.12        138.45

Fidelity D&D Bancorp, Inc.                      100.00        129.06        150.19        163.14        167.24        174.44

PennRock Financial Services Corp.               100.00        127.75         94.59         80.41        139.78        197.36

Union National Financial Corp.                  100.00         85.55         80.50         63.43         75.21         92.46
                                            ---------------------------------------------------------------------------------
PEER GROUP TOTAL                                800.00        841.03        778.65        701.30        859.13       1028.23
-----------------------------------------------------------------------------------------------------------------------------
PEER GROUP INDEX                                100.00        105.13         97.33         87.66        107.39        128.53
=============================================================================================================================
                                              12/31/97      12/31/98      12/31/99      12/31/00      12/31/01      12/31/02
-----------------------------------------------------------------------------------------------------------------------------
JUNIATA VALLEY FINANCIAL CORP.                  100.00        108.57        100.63         79.95        102.03        107.22
-----------------------------------------------------------------------------------------------------------------------------
S & P 500                                       100.00        128.55        155.60        141.42        124.63         96.95
-----------------------------------------------------------------------------------------------------------------------------
Peer Group Index                                100.00        105.13         97.33         87.66        107.39        128.53
=============================================================================================================================

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table shows the annual salary and other compensation of our executive officers for the last three years.


                           SUMMARY COMPENSATION TABLE

                                   Annual Compensation                            Long Term Compensation
                       ----------------------------------------------------------------------------------------------------
                                                                        Awards                       Payouts
                                                                      ----------------------------------------
                                                          Other                     Securities
Name                                                      Annual      Restricted    Underlying                   All Other
and                                                      Compen-        Stock        Options/          LTIP       Compen-
Principal                                               sation(1)      Awards(2)       SARs         Payouts(3)    sation(4)
Position               Year    Salary ($)  Bonus ($)       ($)           ($)           (#)             ($)          ($)
  (a)                   (b)       (c)         (d)          (e)           (f)           (g)             (h)          (i)
--------------         -----   ----------  ---------    ----------    ----------    ----------      ---------   -----------
Francis J. Evanitsky,  2002     148,271      1,185          --           --           2,544            --         55,346
President and CEO      2001     128,923      1,185          --           --           2,429            --         40,667
                       2000     114,000      1,185          --           --               0            --          9,267


(1) The total personal benefits provided for any executive officer, individually or all executive officers as a group did not exceed the lesser of (i) $50,000 or (ii) 10% of the salary and bonus of the officer for any of the years shown. This does not include benefits that are available to all salaried officers, directors and employees on a non-discriminatory basis.

(2)  We have not issued any Restricted Stock Awards to any executive officer.

(3)  We do not maintain any Long-Term Incentive Plans, as defined by the SEC.

(4)  Mr. Evanitsky received $8,400 in 2002, $8,100 in 2001 and $8,100 in 2000 as
     compensation for serving as a director of JVF and the Bank. Mr. Evanitsky is provided with the use of an automobile, and the compensation element of this automobile was $2,421 in 2002, $1,756 in 2001 and $1,167 in 2000. In
     2002 and 2001, benefits were accrued for Mr. Evanitsky under supplemental retirement and split dollar life insurance agreements, described below, in the amounts of $44,525 and $30,811, respectively.

EMPLOYMENT AGREEMENTS

     In 1998, we entered into an employment agreement with Mr. Evanitsky. The agreement provides that we will pay Mr. Evanitsky severance compensation equal to 2.95 times his average annual compensation over the five years immediately preceding termination of his employment if:

     o    Mr. Evanitsky's employment is terminated without cause;

     o Mr. Evanitsky's employment is terminated by either Mr. Evanitsky or us at any time during the six months before or nine months after a change in control of JVF and the Bank.

The agreement will expire when Mr. Evanitsky retires.

STOCK OPTION GRANTS

     Securities and Exchange Commission regulations require us to disclose grants of stock option and stock appreciation rights to executive officers. At the 2000 annual meeting, the shareholders of JVF approved the 2000 Incentive Stock Option Plan, which is the only stock option plan that JVF maintains. The following table shows the options awarded to executive officers in 2002. No options were exercised by executive officers in 2002.


                                           Option/SAR Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          Potential
                                                                                                       Realizable Value
                                                                                                          at Assumed
                                                                                                       Annual Rates of
                                                                                                         Stock Price
                                                                                                       Appreciation for
                                        Individual Grants                                                Option Term
---------------------------------------------------------------------------------------------------------------------------
          (a)                    (b)                  (c)               (d)             (e)            (f)         (g)
                                                   % of Total
                              Number of           Options/SARS        Exercise
                              Securities           Granted to         or Base
                              Underlying          Employees in         Price        Expiration
     Name and Title          Options/SARS         Fiscal Year          ($/SH)          Date           5%($)       10%($)
     --------------          ------------         -----------          ------          ----           -----       ------
Francis J.                      2,544                 30%              28.50         11/20/12        45,597      115,553
Evanitsky,
President and
CEO

LONG-TERM INCENTIVE PLANS

     JVF does not maintain any long-term incentive plans for its executive officers.

PENSION PLAN

     We maintain a pension plan for employees of JVF and the Bank, in which Mr. Evanitsky participates. The following table shows the annual benefits payable to a participant in the plan, assuming that the participant retires at age 65.

                               PENSION PLAN TABLE

                                    Years of Service(2)
                 ---------------------------------------------------------
Remuneration(1)      15          20         25         30           35
------------         --          --         --         --           --
100,000          $ 18,006    $ 24,007   $ 30,009   $ 36,011    $ 42,013(3)
120,000          $ 23,106    $ 30,807   $ 38,509   $ 46,211    $ 53,913(3)
140,000          $ 28,206    $ 37,607   $ 47,009   $ 56,411    $ 65,813(3)
160,000          $ 33,306    $ 44,407   $ 55,509   $ 66,611    $ 77,713(3)
170,000          $ 35,856    $ 47,807   $ 59,759   $ 71,711    $ 83,663(3)
180,000          $ 38,406    $ 51,207   $ 64,009   $ 76,811    $ 89,613(3)

(1) Covered compensation includes salary and bonuses as shown in columns (c) and
(d) on the Summary Compensation Table.
(2) As of December 31, 2002, Mr. Evanitsky had 6 years of credit service under the Pension Plan.
(3) Benefits are computed on the basis of straight line annuity amounts. The benefits listed do not take into account deductions for Social Security or other offset amounts.

OFFICER'S SUPPLEMENTAL RETIREMENT PLAN

     In December, 1988, the Bank established a supplemental retirement plan for certain key executive employees. The main features of the plan are:

     o a target annual retirement benefit equal to 40% of the employee's 1988 compensation;

     o retirement benefit will accrue to the account of each participating employee, beginning in 1989, over employee's working years with the Bank until the age of 65;

     o    benefits will be paid over 10 years beginning at age 65; and

     o a participant can receive a lesser retirement benefit, equal to the participant's accrued benefit to date of retirement, if participant retires at or after the age of 62, as long as he or she has completed 15 years of service.

     The plan also provides for a disability pension in an amount equal to the participant's accrued retirement benefit on the date of disability. This pension:

     o    is payable over a 10-year period, beginning at age 65;

     o    payment may be accelerated with approval of the Board.

     If a participant in the plan dies while employed by the Bank, a death benefit is payable. The amount of the benefit depends on whether the Bank has purchased insurance on the life of the participant. The death benefit is equal to:

     o    the proceeds of the policy if the Bank has purchased insurance; or

     o the equivalent of the participant's accrued retirement benefit if the Bank has not purchased life insurance.

SUPPLEMENTAL RETIREMENT AND SPLIT DOLLAR LIFE INSURANCE AGREEMENTS FOR SELECTED OFFICERS

     In order to attract and retain key officers and to encourage such officers to remain with the Bank, the Bank has provided certain officers with retirement and death benefits, as described below, supplementing the retirement benefits they will receive under the qualified retirement plans.

     The agreements provide the selected officers with supplemental retirement income benefits upon reaching age 65 with a reduced benefit available at age 62; such benefit is to be paid in 180 equal monthly installments. Benefits are also payable upon disability, early retirement, change in control or death. It is projected that the supplemented retirement income benefit will allow each participant to receive an annual retirement benefit of 50% to 80% of his or her final salary, when such supplemental retirement benefit is added to the annual benefit that will be available from social security and the other retirement plan benefits sponsored by the Bank. In addition, the selected officers will be eligible to retain life insurance coverage equal to one or two times their final salary, if they comply with the terms of their split dollar agreements. The officer will not be required to contribute any premium payments, but will have the economic value of the coverage included in taxable income. Supplemental retirement income benefits accrue monthly, but no vesting occurs until age 62. The estimated liability under the agreements is accrued as earned by the employee. Benefits were accrued for Mr. Evanitsky in 2002 in the amount of $44,525. Under the supplemental retirement plan, Mr. Evanitsky will be paid $30,000 annually, upon his retirement at normal retirement age. This amount is in addition to the annual benefits payable to Mr. Evanitsky under the pension plan, as shown on the Pension Plan Table.

     The program is informally funded with life insurance and is not expected to result in any material cost to the Bank.

DIRECTORS' COMPENSATION

     We pay each director an annual directors's fee of $8,400 for attending 12 regular meetings of the Board of Directors. We also pay each director who is not an executive officer $85 for attending each Bank committee meeting and special meeting of the Board of Directors.

DIRECTOR'S DEFERRED COMPENSATION PLANS

     THE 1982 PLAN

     In 1982, we established a director's deferred compensation plan. This plan permitted participating directors to defer $3,700 in director's fees each year for a five year period beginning with the election to participate in the plan. In return we agreed to pay each participating director a specified amount in 120 equal payments beginning at the age of 65 or five years after the date the director elects to participate in the plan, whichever is later. If the director were to die before that time, payments would begin upon the death of the director. We applied the deferred director's compensation to the purchase of life insurance policies which will fund our obligations under the plan. JVF is the owner and the beneficiary of these life insurance policies.

     THE 1987 PLAN

     In 1987, when the first director's deferred compensation plan was fully funded, we offered directors a second deferred compensation plan. Each director could elect to defer $4,900 in directors fees each year for five years in exchange for an additional benefit similar to that offered under the 1982 plan.

     THE 1991 PLAN

     In 1991, when the second plan was funded, we offered a third deferred compensation plan to directors. Each director could elect to defer $6,000 in director's fees each year for five years in order to receive an additional benefit similar to that offered under the 1982 and 1987 plans.

     All three plans operate in substantially the same manner and all are funded by insurance policies as described above. The 1982, 1987 and 1991 plans will continue in effect.

     THE 1999 PLAN

     Effective January 1, 1999, the Board of Directors adopted a directors' deferred compensation plan which is in addition to the other plans described above. The 1999 plan is different than the other deferred compensation plans. The 1999 plan is an unfunded plan. We do not make contributions to the plan. This plan simply allows our directors to defer receipt of their compensation to future dates.

     Prior to each calendar year, a director may elect to defer receipt of all or a part of his or her compensation for that calendar year. We will credit the deferred amounts to an account maintained at the Bank. Each participating director will have a separate account. The deferred compensation will earn interest, compounded quarterly, at the current interest rate of the Bank's floating IRA savings program.

     A participating director who resigns as director before reaching age 55 will receive his or her account balance in one lump sum distribution. A participating director who resigns as director after reaching age 55 will receive his or her account balance in equal semi-annual payments the ten years beginning on the earlier of January 1 or July 1 after he or she resigns.

     If a participating director dies prior to receiving all of his or her account balance, we will pay the director's remaining account balance in one lump sum to the director's designated beneficiary. In the event of a director's permanent disability or unforeseeable emergency, the Board of Directors has the discretion to accelerate payment of that director's account balance.

DIRECTORS' RETIREMENT PLAN

     In December, 1988, the Bank established a retirement program for directors. All persons who were directors of the Bank on January 1, 1988, are eligible for benefits under the plan. All directors who became directors after January 1, 1988, are eligible upon completing six months of service on the Board. The plan provides for a target retirement benefit of $7,800 per year for 10 years beginning at age 65, or, if later, when the director has completed 10 years of credited service (as defined in the plan) with the Board. The retirement benefit for each director will accrue over his or her remaining projected period of service until he or she reaches age 65 or completes 10 years of credited service. The plan depends on annual funding which is subject to approval by the Board of Directors. If the Board terminates the plan or declines to make a contribution in any year, directors will receive only the benefits that have accrued, even if less than the targeted benefits. Lesser benefits are payable in the event of the director's death, disability, or other termination (except terminations caused by the director's fraud or dishonesty).

     In January, 2001, certain directors who were not participating in the December, 1988 directors' retirement plan but who are now on the Bank Board commenced participation in the retirement program. These directors included directors of the former Lewistown Trust Company, which merged into the bank in 1998. The benefit amount was increased to $8,500 per year commencing in 2001, applicable to all active directors who will commence benefit payments in 2001 or later. In addition, the director life insurance benefit of $25,000 per director will be provided through bank-owned life insurance ("BOLI") program because BOLI is a more cost-efficient way of providing the benefits. As a result, directors who remain on the Board until age 65 or later will be eligible to retain $25,000 of life insurance coverage for the rest of their lives. The eligible directors will not be required to pay any premiums on the life insurance policy, but will have the imputed value of the insurance coverage included in their taxable incomes. Benefits are also payable upon death, disability, early retirement or change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     During 2002, the Bank had and expects to continue having banking transactions in the ordinary course of business with our directors, officers, and principal shareholders on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. During 2002, the highest aggregate amount of credit the Bank extended to directors, officers and their associates, either directly or indirectly, did not exceed 10% of equity capital. Also during 2002, extension of credit to any one director, officer, or principal shareholder did not exceed 5% of equity capital.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our directors and executive officers must file reports with the Securities and Exchange Commission indicating:

     o    the number of shares of JVF common stock they beneficially own; and

     o    changes in their beneficial ownership.

     To the best of our knowledge, our directors and executive officers filed all required reports in 2002.

                         MANAGEMENT OF JVF AND THE BANK

BOARD OF DIRECTORS

     The Board of Directors met 12 times in 2002. No director attended fewer than 75% of the total number of meetings of the Board and the committee(s) on which he served.

     The Board has an Audit Committee. There is no separate nominating committee. The Board as a whole handles nominations. There is no separate compensation committee. The Personnel Committee makes recommendations to the Board of Directors regarding Executive Compensation.

     The Board of Directors of JVF and the Bank are identical.

PERSONNEL COMMITTEE

     MEMBERS:    John Renninger          Timothy Havice
                 Philip Gingerich        Ronald Witherite

     MEETINGS    5

     FUNCTIONS:  Review all personnel policies, including compensation of all employees.


           BOARD PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Personnel Committee makes recommendations to the Board of Directors regarding executive compensation. The Board of Directors then reviews and ratifies the Personnel Committee's recommendations.

     The Personnel Committee's objective is to provide a level of salary competitive with that offered by other similar regional bank holding companies and banks. The Personnel Committee reviews the results of several salary and compensation surveys. Executive compensation is not based solely on JVF's corporate performance. The process of determining executive compensation is mostly subjective and not based on quantitative data.

     Our executive officer, Mr. Evanitsky, participates in the same two bonus programs in which all of our employees participate. These programs pay modest bonuses. One bonus is paid at year end. The other bonus is paid after JVF's return on assets is calculated. We offer no special incentive programs for our executive officer.

     Executive officer compensation appears in the Summary Compensation Table on Page 9.

     By:  John Renninger, Chairman                    Philip Gingerich
          Timothy Havice                              Ronald Witherite


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Members of the Personnel Committee, which has responsibility for compensation, are John Renninger (Chairman), Timothy Havice, Philip Gingerich and Ronald Witherite. None of these committee members has been an officer or employee of JVF or the Bank at any time. Also, no executive officer of JVF served as a member of the compensation committee of another entity, one of whose executive officers served on the personnel committee of JVF; served as a director of another entity, one of whose executive officers served on the personnel committee; or served as a member of the compensation committee of another entity, one of whose executive officers served as a director of JVF.

AUDIT COMMITTEE

     MEMBERS:    Joe Benner (Chairman)   Timothy Havice
                 Charles Hershberger

     MEETINGS:   3

     The Audit Committee ("Committee") overseas JVF's financial reporting process on behalf of the Board of Directors. In that connection, the Committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities, a copy of which was attached to JVF's 2001 proxy statement. The Committee has three members, each of which is independent.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of JVF's accounting principles and such other matter as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." We have also received from Beard Miller Company, LLP, JVF's independent auditors, written disclosures and a letter concerning the firm's independence from JVF, as required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees."

     The Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

     In reliance in the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board of Directors have also approved the selection of Beard Miller Company, LLP as the Corporation's independent auditors for 2003.

     By:  Joe Benner, Chairman
          Charles Hershberger
          Timothy Havice

                                 OTHER BUSINESS

     At the date of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the election of directors discussed in this proxy statement. If other proposals are properly brought before the meeting, the proxy holders named in the enclosed proxy card will vote your shares as they see fit.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We have engaged Beard Miller Company LLP, Harrisburg, Pennsylvania, as principal accountant to audit the financial statements of JVF and the Bank for the year 2003. This firm has no material relationship with JVF or the Bank and is considered to be well qualified. A representative of the firm is expected to be at the annual meeting. That representative will have the opportunity to make a statement if he so desires, and he will be available to respond to appropriate questions.

              FEES PAID TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We have paid the following fees to Beard Miller Company LLP. The Audit Committee has determined that the performance by Beard Miller Company LLP of employee benefit plan audits and the preparation of tax returns is compatible with maintaining that firm's independence.


      AUDIT FEES       FINANCIAL INFORMATION     ALL OTHER FEES (AUDITS OF
      ----------       ---------------------     -------------------------
                         SYSTEMS DESIGN AND        EMPLOYEE BENEFIT PLANS
                         ------------------        ----------------------
                       IMPLEMENTATION FEES(1)      AND PREPARATION OF TAX
                       ----------------------      ----------------------
                                                          RETURNS)
                                                          --------

       $55,500                  $0                        $20,100


(1)Beard Miller Company LLP does not perform these services for us.

                             FORM 10-K ANNUAL REPORT

     YOU CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FREE OF CHARGE BY SENDING YOUR REQUEST TO:

                               Ms. Linda L. Engle
                          Executive Vice President/CFO
                             The Juniata Valley Bank
                                   P.O. Box 66
                              Mifflintown, PA 17059

     Only one annual report and proxy statement are being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report and proxy statement you, if you reside at a shared address to which single copies were sent. You can make a request for delivery of individual copies of the annual report and proxy statement (or for delivery of a single copy if you reside at a shared address and are receiving multiple copies) by calling Linda Engle, Executive Vice President and CFO at 717- 436-8211, or by mailing a request to the above address.


                                 RETURN OF PROXY

     We urge you to sign, date and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.


                                             BY ORDER OF THE BOARD OF
                                             DIRECTORS


                                             RONALD H. WITHERITE
                                             Secretary

Mifflintown, Pennsylvania
March 11, 2003

                                      PROXY
                         JUNIATA VALLEY FINANCIAL CORP.
                                   P.O. Box 66
                              Mifflintown, PA 17059
                            Telephone: (717) 436-8211

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   DIRECTORS OF JUNIATA VALLEY FINANCIAL CORP.

     The undersigned hereby appoints LAMAR F. FETTERMAN, MARK W. LAWSON, AND ROBYN K. MERTZ as Proxies, each with the power to appoint his or her substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Juniata Valley Financial Corp. held of record by the undersigned on March 10, 2003, at the annual meeting of shareholders to be held on April 15, 2003.

1.   ELECTION OF DIRECTORS:

     For all Nominees Listed Below ___   Withhold authority for all Nominees ___
     (except as indicated below)

                                     CLASS A
                                     -------

                 A. Jerome Cook             Robert K. Metz, Jr.
                 Martin L. Dreibelbis       Richard M. Scanlon, DMD
                 Marshall L. Hartman

INSTRUCTION:     To withhold authority to vote for any individual nominee(s), write the nominee's name(s) in the space immediately below.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED. THIS PROXY ALSO CONFERS AUTHORITY TO VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR, ANY ADJOURNMENT THEREOF, IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.


_________________________, 2003           ________________________________(SEAL)
Dated                                     Signature



                                          ________________________________(SEAL)
                                          Signature

                                          Please sign exactly as your name
                                          appears hereon.
                                          When signing as an Attorney, Executor,
                                          Administrator, Trustee or Guardian,
                                          please give full title. If more than
                                          one Trustee, ALL MUST SIGN. ALL JOINT
                                          OWNERS MUST SIGN.